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                                                                   EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 4, 1996, included in TST/ Impreso, Inc.'s Form 10-K for the year ended August 31, 1996, and to all references to our Firm included in this registration statement.



                                                             ARTHUR ANDERSEN LLP


Dallas, Texas
  April 4, 1997